SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2008

GRILL CONCEPTS, INC.

(Exact name of registrant as specified in Charter)

Delaware	0-23226	13-3319172
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

11661 San Vicente Blvd., Suite 404

Los Angeles, California 90049

(Address of Principal Executive Offices)(Zip Code)

310-820-5559

(Issuer Telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2008, Grill Concepts, Inc. (the “Company”) entered into Amendment Number Two to Credit Agreement (the “Amendment”) amending its credit agreement, originally entered March 10, 2006 and amended December 29, 2006 (the “Credit Agreement”), with Diamond Creek Investment Partners LLC (the “Diamond Creek”), as agent for the lender under the Credit Agreement. In conjunction, and simultaneous, with the Amendment, the Company entered into an Amendment to Fee Letter with Diamond Creek (the “Amended Fee Letter”).

The Amendment modified the Credit Agreement, by (1) fixing the Rate Margin on non-LIBOR loans at 2.5%, eliminating the prior margin debt leverage ratio matrix under which the minimum Rate Margin was 2.75%, (2) fixing the LIBOR Rate Margin at 5.25%, eliminating the prior margin debt leverage ratio matrix under which the minimum LIBOR Rate Margin was 5.5%, (3) increasing the permitted schedule of maximum capital expenditures of the Company, and (4) increasing the permitted equipment financing permissible outside of the Credit Agreement. The Amendment also provided for certain conforming amendments to accommodate the above amendments to the Credit Agreement.

The Amended Fee Letter modified the fees payable to Diamond Creek as the agent for the lenders under the Credit Agreement, by (1) eliminating monthly servicing fees payable to Diamond Creek unless the amounts owing under the Credit Agreement exceed $500,000 and (2) reducing the unused line fee from 0.50% to 0.40% per annum to the extent borrowings under the Credit Agreement do not exceed $500,000.

See the Company’s Form 8-Ks, dated March 10, 2006 and December 29, 2006, and filed March 15, 2006 and January 3, 2007, respectively, for a more complete description of the Credit Agreement.

As consideration for the agreement of the lenders and Diamond Creek to amend the Credit Agreement and the fee letter with Diamond Creek, the Company paid an amendment fee of $60,000.

The foregoing is qualified in its entirety by reference to Amendment Number Two to Credit Agreement and Amendment to Fee Letter filed herewith as Exhibits 10.1 and 10.2.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

10.1 Amendment Number Two to Credit Agreement, dated as of March 19, 2008, between Grill Concepts, Inc. and Diamond Creek Investment Partners, LLC

10.2 Amendment to Fee Letter, dated March 19, 2008, between Grill Concepts, Inc. and Diamond Creek Investment Partners, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GRILL CONCEPTS, INC.
Dated: March 21, 2008
	By:	/s/ WAYNE LIPSCHITZ
Wayne Lipschitz Chief Financial Officer

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